UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-12

Monroe Capital Income Plus Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
April 29, 2019
Dear Stockholder:
You are cordially invited to attend Monroe Capital Income Plus Corporation’s 2019 Annual Meeting of Stockholders to be held on June 19, 2019 at 10:30 a.m. Central Time, at 311 South Wacker Drive, 2nd Floor — The Van Buren Boardroom, Chicago, Illinois 60606.
The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.
On behalf of your Board of Directors, thank you for your continued interest and support.
Sincerely yours,
/s/ Theodore L. Koenig

Theodore L. Koenig
Chairman & Chief Executive Officer

i

MONROE CAPITAL INCOME PLUS CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 19, 2019
To the Stockholders of Monroe Capital Income Plus Corporation:
The 2019 Annual Meeting of Stockholders of Monroe Capital Income Plus Corporation (the “Company”) will be held at 311 South Wacker Drive, 2nd Floor — The Van Buren Boardroom, Chicago, Illinois 60606, on June 19, 2019, at 10:30 a.m. (Central Time) for the following purposes:
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To elect one director to serve for a term of three years, and until his respective successor has been duly elected and qualified; and

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To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 22, 2019. Whether or not you expect to be present in person at the meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.
By order of the Board of Directors,
/s/ Aaron D. Peck

Aaron D. Peck
Chief Financial Officer, Chief Investment
Officer and Corporate Secretary
Chicago, Illinois
April 29, 2019
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

MONROE CAPITAL INCOME PLUS CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
PROXY STATEMENT
2019 Annual Meeting of Stockholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monroe Capital Income Plus Corporation (the “Company,” “we,” “us” or “our”) for use at our 2019 Annual Meeting of Stockholders to be held on June 19, 2019, at 10:30 a.m. (Central Time) at 311 South Wacker Drive, 2nd Floor — The Van Buren Boardroom, Chicago, Illinois 60606, and at any adjournments thereof  (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2018 are first being sent to stockholders on or about April 22, 2019.
We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director.
Your vote is important. Whether or not you plan to attend the meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on June 19, 2019:
The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2018 are available at the following internet address: www.proxyonline.com/docs/monroecapitalincpluscorp2019.pdf.

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be held on June 19, 2019, at 10:30 a.m. (Central Time).
Where will the Annual Meeting be held?
The Annual Meeting will be held at 311 South Wacker Drive, 2nd Floor — The Van Buren Boardroom, Chicago, Illinois 60606.
What items will be voted on at the Annual Meeting?
There is one matter scheduled for a vote:
1. To elect one director to serve for a term of three years, and until his respective successor has been duly elected and qualified.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the recommendations of the Board of Directors?
Our Board of Directors recommends that you vote:
“FOR” the election of the director nominee named herein to serve on the Board of Directors.
Will the Company’s directors be in attendance at the Annual Meeting?
The Company encourages, but does not require, its directors to attend annual meetings of stockholders. However, the Company anticipates that substantially all of its directors will attend the 2019 Annual Meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, April 22, 2019, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 22, 2019, we had 2,910,600 shares of common stock outstanding.
How do I vote?
With respect to Proposal No. 1, you may either vote “FOR” the nominee to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominee. The procedures for voting are fairly simple:
Stockholders of Record: Shares Registered in Your Name.   If on April 22, 2019, your shares were registered directly in your name with the Company’s transfer agent, U.S. Bank, National Association, then you are a stockholder of record. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or have otherwise given your proxy authorization.
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IN PERSON:   To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

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BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If on April 22, 2019, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 22, 2019.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of the director nominee named herein to serve on the Board of Directors.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.
Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
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You may change your vote using the same method that you first used to vote your shares;

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You may send a written notice that you are revoking your proxy to Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Aaron D. Peck, Corporate Secretary; or

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You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for the proposal to elect. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Proposal No. 1 (election of director) is a non-routine proposal. Since the proposal to be voted on at the Annual Meeting is not a routine matter, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.
Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve the proposal?
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Because the director nominee is running unopposed, the director nominee is expected to be elected as a director, while votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.

How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 22, 2019, the record date, there were 2,910,600 shares outstanding and entitled to vote. Thus, 1,455,301 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting and filed on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the Company’s 2020 Annual Meeting?
We will consider for inclusion in our proxy materials for the 2020 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than January 18, 2020 and no later than 5:00 p.m. (Eastern Time) on February 17, 2020, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2020 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than January 18, 2020, and no later than 5:00 p.m. (Eastern Time) on February 17, 2020. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2020 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2019 Annual Meeting. In accordance with our bylaws, the chairman of the 2020 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:
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the name, age, business address and residence address of such individual;

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the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

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the date such shares were acquired and the investment intent of such acquisition;

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whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

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all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.
How can I obtain the Company’s Annual Report on Form 10-K?
A copy of our 2018 Annual Report on Form 10-K for the fiscal year ended December 31, 2018 is being mailed along with this proxy statement. Our 2018 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Requests should be sent to: Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s website (www.sec.gov).

Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to these written proxy materials, directors, officers and employees of Monroe Capital BDC Advisors, LLC (“MC Advisors”), the Company’s investment adviser, or MC Advisors, may also solicit proxies in person, by telephone or by other means of communication; however, our directors, officers and employees of MC Advisors will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of MC Advisors. MC Advisors is located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.
The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Aaron D. Peck, Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, or by calling (312) 258-8300. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Aaron D. Peck, Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Telephone: (312) 258-8300, or Fax: (312) 258-8350.

PROPOSAL TO ELECT THE DIRECTOR NOMINEE
The Board of Directors presently has three members. Our Board of Directors is divided into three classes. Each class has a three-year term. The Class I director holds office for a term expiring at this Annual Meeting, the Class II director holds office for a term expiring at the Annual Meeting of Stockholders to be held in 2020 and the Class III director holds office for a term expiring at the Annual Meeting of Stockholders to be held in 2021. Each director holds office for the term to which he is elected and until his successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the nominating and corporate governance committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. David Eaton is a Class I director; Roger Schoenfeld is a Class II director; and Theodore L. Koenig is a Class III director.
The Board of Directors has nominated one director (upon the recommendation of the nominating and corporate governance committee), David Eaton, for election as Class I director. If elected at the Annual Meeting, David Eaton would serve until the 2022 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal. Mr. Eaton is not being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Mr. Eaton has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Eaton is not an “interested director” of the Company as defined under the 1940 Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.
Directors are elected by a plurality of the votes cast at the meeting. Any shares not voted, whether by withheld authority, abstention or otherwise, will have no effect on the outcome of the election of the director. There are no cumulative voting rights with respect to the election of the directors.
The Board of Directors recommends a vote “FOR” the election of the nominee, David Eaton. A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the director nominee, David Eaton, will be unable or unwilling to serve.
Mr. Koenig who is also an officer of the Company may serve as director of, or on the boards of managers of, certain of our portfolio companies. The business address of the nominee and each director listed below is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

The following is a brief biography of the Class I director nominee.
Nominee for Class I Director
Independent Director
Name	Age	Background Information
David Eaton	65	Mr. Eaton has served as a director of the Company since our formation in 2018. For four decades, Mr. Eaton has successfully guided companies through sophisticated financings, restructurings and special situations. Mr. Eaton was a partner at the law firm of Kirkland & Ellis LLP for over 20 years until his retirement in February 2017. Mr. Eaton also served as a Managing Director at PriceWaterhouseCoopers Securities for two years. We believe that his years handling sophisticated global deals as a Partner at Kirkland & Ellis and Managing Director at PriceWaterhouseCoopers Securities give him a steady hand in navigating complex financial deals, mergers and acquisitions, and strategic alternatives that will be beneficial to the Board. Mr, Eaton also served as an adjunct professor of international bankruptcy at the University of Illinois for four years. His background includes being a founder and managing director of AEG Partners, a financial advisory and business transformation firm. Mr. Eaton has also served on the boards of numerous companies in special situations, including as executive chairman. Throughout his career, David has been recognized as an elite player in the restructuring space. Mr. Eaton has played major roles in innumerable high-profile workouts, reorganizations, financings, acquisitions and divestures of stressed businesses. He has also led some of the largest out-of-court restructurings and complex Chapter 11 reorganizations in the world. His work spans industries including consumer products, energy, finance and asset management, manufacturing, services (including professional services), retail, technology, and transportation. Mr. Eaton received his J.D. from the University of Illinois College of Law and his B.A. in Economics from University of Michigan.
The Board of Directors recommends a vote “for” the Class I director nominee named above.

The following is a brief biography of each Class II and Class III director.
Class II Director
Independent Director
Name	Age	Background Information
Roger Schoenfeld	61	Mr. Schoenfeld has served as a director of the Company since our formation in 2018. Since 2005, Mr. Schoenfeld has served as a Managing Director at Cross Keys Capital, an investment banking firm, where he provides investment banking services to lower middle market companies, entrepreneurs and investors. Mr. Schoenfeld focuses primarily on representing owners of privately-held businesses in the sale and/or equity recapitalization of their businesses. From 1990 to 2005, Mr. Schoenfeld was a partner in various groups that acquired, operated and sold lower middle-market manufacturing businesses. From 1982 to 1988, he practiced law at Goldberg Kohn, a boutique Chicago law firm specializing in real estate, corporate and finance transactions. He actively serves on the Board of the Midwest Chapter of the Alliance of Merger and Acquisition Advisors (AMAA). Additionally, Mr. Schoenfeld has served on the Boards and Executive Committees of a number of Chicago area organizations, including Maot Chitim, Jewish National Fund, The Ark and The Board of Jewish Education of Metropolitan Chicago. He served as the President of the Chicago Chapter of the Precision Metal Forming Association and currently is a student mentor in College Bound Opportunities. He also passed the Certified Public Accounting exam. Mr. Schoenfeld obtained his J.D. from Georgetown University and graduated summa cum laude with a B.S. in Accounting from Indiana University. Mr. Schoenfeld’s depth of experience in the investment banking and corporate finance industries as well as his legal background provides our Board with valuable experience, insight and perspective.
Class III Director
Interested Director
Name	Age	Background Information
Theodore L. Koenig	60	Theodore L. Koenig has served as our chairman of the Board, chief executive officer and president since our formation in 2018. Mr. Koenig has served as the chairman of the board of directors and chief executive officer of Monroe Capital Corporation (Nasdaq: MRCC), a publicly traded BDC, since February 2011 and as chairman of MC Advisors’ investment committee since October 2012. Additionally, Mr. Koenig is the chief executive officer and a manager of MC Advisors. Since founding Monroe Capital, LLC (“Monroe Capital”) in 2004, a U.S. based private credit asset management firm, Mr. Koenig has served continuously as its President and Chief Executive Officer. Prior to founding Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in distressed debt, junior secured debt and unsecured subordinated debt transactions. From 1986 to 1999, Mr. Koenig was a partner with the Chicago-based corporate law firm, Holleb & Coff. Mr. Koenig is a

Name	Age	Background Information
past President of the Indiana University Kelley School of Business Alumni Club of Chicago. He currently serves as director of the Commercial Finance Association and is a member of the Turnaround Management Association and the Association for Corporate Growth. Mr. Koenig also serves on the Dean’s Advisory Council, Kelley School of Business; Board of Overseers, Chicago-Kent School of Law; and as Vice Chairman of the Board of Trustees of Allendale School, a non-profit residential and educational facility for emotionally troubled children in the greater Chicago area. He is also a Certified Public Accountant. Mr. Koenig received a bachelor of science in accounting, with high honors, from Indiana University and earned a juris doctor, with honors, from Chicago Kent College of Law. Mr. Koenig’s depth of experience investing in a variety of debt transactions as well as his legal background provides our Board with valuable experience, insight and perspective.
Qualifications of Directors
When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the Board of Directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:
Interested Directors
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Mr. Koenig:   The nominating and corporate governance committee and the Board of Directors considered his substantial experience implementing Monroe Capital’s investment strategy and investing in a variety of debt transactions, as well as his legal background, which provides our Board of Directors with valuable experience, insight and perspective.

Independent Directors
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Mr. Eaton:   The nominating and corporate governance committee and the Board of Directors considered his sophisticated financings, restructurings and special situations, which provides our Board of Directors with industry knowledge and practical insight.

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Mr. Schoenfeld:   The nominating and corporate governance committee and the Board of Directors considered his extensive investment banking services to lower middle market companies, entrepreneurs and investors, which provides our Board of Directors with valuable industry knowledge and analytical perspective.

Executive Officers Who Are Not Also Directors
Name	Age	Background Information
Aaron D. Peck	48	Aaron D. Peck has served as chief financial officer, chief investment officer and corporate secretary since our formation in 2018. Mr. Peck has also served as a member of the board of directors and as chief financial officer, chief investment officer and corporate secretary of Monroe Capital Corporation (Nasdaq: MRCC), a publicly traded BDC, and as a member of MC Advisors’ investment committee since October 2012. Mr. Peck has been a managing director of Monroe Capital, a U.S. based private credit asset management firm, since September 2012, where he is responsible for portfolio management and strategic initiatives and co-leads Monroe Capital’s specialty

Name	Age	Background Information
		financing lending practice. From 2002 to 2003 and from 2004 to June 2011, Mr. Peck worked in various capacities at Deerfield Capital Management LLC, including serving as its Co-Chief Investment Officer and as Managing Director of its Middle Market Lending Group. He also helped establish and served as chief portfolio manager for Deerfield Capital Corp. (f/k/a Deerfield Triarc Capital Corp.), a publicly-traded externally-managed specialty finance hybrid mortgage REIT. For Deerfield Capital Corp., Mr. Peck was the primary point of contact for institutional and retail investors, equity research analysts, investment bankers and lenders. Mr. Peck also served as a member of Deerfield Capital’s Executive Committee, Investment Committee and Risk Management Committee. From 2003 to 2004, Mr. Peck served as Senior Director of AEG Investors LLC and led the company’s efforts in acquiring distressed middle market loans. From 2001 to 2002, Mr. Peck was a senior research analyst at Black Diamond Capital Management LLC. Prior to that, Mr. Peck worked in leveraged credit at several investment firms including Salomon Smith Barney, Merrill Lynch, ESL Investments and Lehman Brothers. Mr. Peck received his bachelor of science in commerce from the University of Virginia, McIntire School of Commerce and received a master of business administration with honors from The University of Chicago, Graduate School of Business. Mr. Peck’s 25 years of experience in public company management, capital markets, risk management and financial services gives the Board valuable industry knowledge, expertise and insight.
David H. Jacobson	58	David H. Jacobson has served as chief compliance officer since our formation in 2018. Mr. Jacobson has also served as chief compliance officer of Monroe Capital Corporation (Nasdaq: MRCC), a publicly traded BDC, since May 2015. Mr. Jacobson previously served as the chief financial officer of Catalyst International, Inc., Coolsavings, Inc. and Sterling Capital, Ltd. He has also served as an auditor for Coopers & Lybrand. Mr. Jacobson received a B.S. in accounting with high honors from Indiana University and is a Certified Public Accountant.

CORPORATE GOVERNANCE
Director Independence
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board of Directors has determined that Messrs. Eaton and Schoenfeld are independent. Mr. Koenig is an “interested person” due to his positions with the Company, MC Advisors and Monroe Capital, as discussed in his biography. Based upon independently verified information obtained from each director and the Class I director nominee concerning their background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his capacity as a member of the Board of Directors or any committee thereof.
Organization of the Board of Directors
The Board of Directors has established an audit committee and a nominating and corporate governance committee. During 2018, the Board of Directors held one meeting, the audit committee held one meeting, and the nominating and corporate governance committee did not hold a meeting. Each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which he served that was held during 2018. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders. This is the Company’s first Annual Meeting.
Board Leadership Structure
The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company. Among other things, the Board of Directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. Koenig serves as the chairman of the Board of Directors. Mr. Koenig is an interested director because he is the Chief Executive Officer of the Company, serves on MC Advisors’ investment committee and the chief executive officer and manager of MC Advisors. The Company believes that Mr. Koenig’s history with the Company, familiarity with the Monroe Capital investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as chairman of the Board of Directors. Moreover, our Board of Directors believes that it is in the best interests of our stockholders for Mr. Koenig to lead our Board of Directors because of his broad experience with the Monroe Capital platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
Our Board of Directors does not have a lead independent director. However, Mr. Schoenfeld, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our Board of Directors. Our Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board of Directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and our Board of Directors.
Board Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Company believes that the role of the Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.
The Company believes that the existing role of the Board of Directors in risk oversight is appropriate. However, the Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
The Audit Committee is composed of Roger Schoenfeld (chair) and David Eaton, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Our Board of Directors has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Our Audit Committee members meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.

In accordance with its written charter adopted by the Board of Directors, attached hereto as Appendix A, the Audit Committee (a) assists the Board of Director’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between our independent registered public accounting firm and the Board of Directors.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (the “Nominating Committee”) is composed of David Eaton (chair) and Roger Schoenfeld, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board of Directors, attached hereto as Appendix B, the Nominating Committee recommends to the Board of Directors persons to be nominated by the Board of Directors for election at the Company’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board of Directors that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board of Directors and its committee structure to determine whether the structure is operating effectively. The Nominating Committee considers for nomination to the Board of Directors candidates submitted by our stockholders or from other sources it deems appropriate.
Communications Between Stockholders and the Board of Directors
Stockholders with questions about Monroe Capital Income Plus Corporation are encouraged to contact Aaron D. Peck, Corporate Secretary at Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Monroe Capital Income Plus Corporation, Board of Directors, c/o Aaron D. Peck at the address listed above. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.
Code of Ethics
The Company has adopted a code of ethics, or our Code of Business Conduct, pursuant to the Securities Exchange Act of 1934 and the regulations promulgated thereunder, that all officers, directors and employees of the Company and MC Advisors are expected to observe. The Board of Directors annually reviews our Code of Business Conduct. The Company’s Code of Business Conduct is attached hereto as Appendix C. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on a current report on Form 8-K. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Monroe Capital Income Plus Corporation, Attn: Chief Compliance Officer, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

COMPENSATION DISCUSSION AND ANALYSIS
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of MC Advisors, the Company’s administrator, Monroe Capital Management Advisors, LLC (“MC Management”) or its affiliates, pursuant to the terms of the investment advisory agreement between the Company and MC Advisors (the “Investment Advisory Agreement”) and the administration agreement between the Company and MC Management (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by MC Advisors and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by MC Advisors, MC Management or its affiliates. Our day-to-day investment operations are managed by MC Advisors. Services necessary for our business are provided by individuals who are employees of an affiliate of MC Advisors, pursuant to the terms of our Investment Advisory Agreement. Each of our executive officers is an employee of an affiliate of MC Advisors. We reimburse MC Management for its allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including its allocable portion of the cost of our officers and their respective staffs, and we reimburse MC Advisors for certain expenses under the Investment Advisory Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an agreement with MC Advisors in which certain of our current directors and officers are directors or officers of MC Advisors. MC Advisors and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of MC Advisors’ management and incentive fees may create an incentive for MC Advisors to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain MC Advisors personnel serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by MC Advisors. Similarly, MC Advisors may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our stockholders. In addition, prior to an initial public offering and in accordance with its obligations under the 1940 Act, MC Advisors intends to agree to allow certain stockholders the opportunity to participate in certain investment opportunities that we may also participate in.
MC Advisors and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between its fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of MC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that MC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The principals of MC Advisors may manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, MC Advisors has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by MC Advisors and affiliated entities. In the absence of using the exemptive relief from the SEC that permits greater flexibility relating to co-investments, MC Advisors will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with MC Advisors’ allocation policy. In situations where co-investment with other entities managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time
We expect to co-invest on a concurrent basis with other affiliates of MC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On October 15, 2014, MC Advisors and certain other funds and accounts sponsored or managed by MC Advisors and its affiliates, received exemptive relief from the SEC that will permit us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by MC Advisors and its affiliates may afford us additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. Our Board regularly reviews the allocation policy of Monroe Capital and annually reviews the code of ethics of MC Advisors.

We have entered into the Investment Advisory Agreement with MC Advisors and pay MC Advisors a base management fee and incentive fee. The base management fee is payable quarterly in arrears. Prior to any future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or any future quotation or listing of its securities on any other public trading market, the base management fee will be calculated at an annual rate of 1.50% of average total assets (which includes assets financed using leverage). Following an Exchange Listing, the base management fee will be calculated at an annual rate of 1.75% of average invested assets (calculated as total assets excluding cash).
The incentive fee consists of two parts.
The first part will be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the preceding quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee), any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. MC Advisors is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued interest that the Company never actually receives.
Pre-incentive fee net investment income will not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.50% per quarter (6% annually).
The Company will pay MC Advisors an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% (6% annually);

•
100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.76% in any calendar quarter prior to an Exchange Listing or 1.88% in any calendar quarter following an Exchange Listing. The Company refers to this portion of the Company’s pre-incentive fee net investment income as the “catch-up” provision. Prior to an Exchange Listing, the catch-up is meant to provide the Adviser with 15% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter, and following an Exchange Listing, the catch-up is meant to provide the Adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.88% in any calendar quarter; and

•
prior to an Exchange Listing, 15% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 1.76% in any calendar quarter, and following an Exchange Listing, 20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals 15% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 15% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.
Additionally, we rely on investment professionals from MC Advisors to assist our Board of Directors with the valuation of our portfolio investments. MC Advisors’ management fee is based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments.
We have entered into the Administration Agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. As of December 31, 2018, MC Management had incurred organization and offering costs of approximately $350,474 on our behalf. MC Management has agreed to absorb and pay on our behalf up to $425,000 for organization and offering costs. If the expenses incurred by us are greater than $425,000, we will reimburse MC Management for organization and offering costs incurred on our behalf in excess of  $425,000.
We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.
Pursuant to its charter, our audit committee is responsible for reviewing with both management and the Company’s independent accountants, as appropriate, all related party transactions or dealings with parties related to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of April 22, 2019, the record date, by those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all executive officers and directors, individually and as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 22, 2019. Percentage of beneficial ownership is based on 2,910,600 shares of common stock outstanding as of April 22, 2019. Unless otherwise stated, the business address of each person below is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by Our Directors and Director Nominee(2)
Interested Directors:
Theodore L. Koenig	23,700(3)	*	Over $100,000
Independent Directors:
David Eaton	0	—	None
Roger Schoenfeld	0	—	None
Executive Officers who are not Directors:
Aaron D. Peck	13,200(3)	*
David Jacobson	0	—
All Directors and Executive Officers as a Group (5 Persons)	35,200	1.2%
5% or More Holders:
Farnum Rebalance LLC(4)	250,000	8.6%
Purpose Specialty Lending Trust(5)	200,000	6.9%
Cobblestone Private Credit Fund, LP(6)	150,000	5.2%

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of April 22, 2019, multiplied by the Company’s net asset value per share as of December 31, 2018, which was $10.00. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

(3)
1,700 of these shares are held by MC Management. Theodore Koenig has, and Aaron D. Peck may be deemed to have, voting and dispositive power over these shares due to their respective ownership interests in MC Management. Mr. Koenig and Mr. Peck disclaim beneficial ownership over the shares held by MC Management.

(4)
Based on information in a Schedule 13D/A filed on April 11, 2019. Lawrence A. Wolfe, as managing member of Farnum Rebalance LLC (“Farnum”), has sole power to vote or to direct the vote and to dispose or direct the disposition of these securities. Mr. Wolfe disclaims beneficial ownership over the shares held by Farnum. The principal business address of Farnum Rebalance LLC is 2301 W. Big Beaver Road, Suite 750, Troy, MI 48084.
(5)
Based on information in a Schedule 13G and Form 3, each filed on January 29, 2019. Jeff Bouganim may be deemed to have voting and dispositive power over these securities due to his position as an officer of Purpose Specialty Lending Trust (“Purpose”). Mr. Bouganim disclaims beneficial ownership over these securities. The principal business address of Purpose is 130 Adelaide St. West, Suite 1700, Toronto, Ontario, Canada M5H3P5.

(6)
Based on information in a Schedule 13G filed on April 11, 2019. Adam Stern may be deemed to have voting and dispositive power over these securities due to his position as managing member of the general partner of Cobblestone Private Credit Fund, LP (“Cobblestone”). Mr. Stern disclaims beneficial ownership over these securities. The principal business address of Cobblestone is 125 E Elm Street Suite 200, Consohocken, PA 19428.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2018 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, with the following inadvertent exceptions: Theodore Koenig, Chief Executive Officer and Chairman of the Board, Aaron D. Peck, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, and David H. Jacobson, Chief Compliance Officer of the Company, each filed late their initial reports of beneficial ownership.

AUDIT COMMITTEE REPORT(1)
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2018.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and RSM US LLP, the Company’s independent registered public accounting firm. The Audit Committee included in its review results of RSM US LLP’s audit of the Company’s financial statements.
The Audit Committee also has discussed with RSM US LLP matters relating to RSM US LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with RSM US LLP its independence from management and the Company, as well as the matters in the written disclosures received from RSM US LLP and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from RSM US LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with RSM US LLP the Company’s critical accounting policies and practices, other material written communications to management, and the scope of RSM US LLP’s audits and all fees paid to RSM US LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM US LLP for the Company. The Audit Committee has reviewed and considered the compatibility of RSM US LLP’s performance of non-audit services with the maintenance of RSM US LLP’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC. In addition, the Audit Committee has nominated RSM US LLP for the full Board’s consideration to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
April 29, 2019
The Audit Committee
Roger Schoenfeld, Chair
David Eaton

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have paid or expect to pay the following fees to RSM US LLP for work performed in 2018 or attributable to the audit of our 2018 financial statements:
Fiscal Year Ended December 31, 2018
Audit Fees	$55,003
Audit Related Fees	—
Tax Fees	—
All Other Fees	—
TOTAL FEES	$55,003
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide, in addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards.
Audit Related Fees.   Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation. This category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Tax Fees.   Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
During 2018, 100% of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by our Audit Committee.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2019 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to attend the 2019 Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.
By order of the Board of Directors
/s/ Aaron D. Peck

Aaron D. Peck
Chief Financial Officer, Chief Investment
Officer and Corporate Secretary
Chicago, Illinois
April 29, 2019

Appendix A
Audit Committee Charter
MONROE CAPITAL INCOME PLUS CORPORATION
AUDIT COMMITTEE CHARTER
I.   Purpose
The Audit Committee is appointed by the Board of Directors of Monroe Capital Income Plus Corporation (the “Company”) to assist the Board of Directors in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of its financial statements by, pursuant to authority delegated to it by the Board of Directors, monitoring (i) the quality and integrity of the financial statements of the Company and the independent audit thereof, (ii) the independent auditor’s performance, qualifications and independence, (iii) if applicable, the performance of the Company’s internal audit function and its system of internal controls regarding finance, accounting and regulatory compliance, and (iv) the compliance by the Company with legal and regulatory requirements.
The Audit Committee shall prepare the report required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.
II.   Committee Membership
The Audit Committee of the Company shall at all times be composed solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are Directors of the Company who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq listing rules and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC, including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof  (other than Directors’ fees received in his or her capacity as a member of the Audit Committee, Board of Directors or another committee of the Board of Directors of the Company or such subsidiary) and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee annually. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times be composed solely of Independent Directors. The members of the Audit Committee shall select the Chairman of the Audit Committee.
As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

Notwithstanding the foregoing, (i) the Audit Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and (ii) all members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
III.   Authority
The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to stockholder ratification). Members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on: (i) the integrity of those persons within and outside the Company and management from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.
In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of  (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
IV.   Responsibilities
The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as the Board of Directors and/or the Audit Committee deems necessary or appropriate in carrying out the Audit Committee’s purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

1
For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company, and its investment adviser, administrator and other key service providers (other than the Company’s independent accountants).

Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:
a.
Retention of Independent Accountants and Approval of Services

i.
To appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

ii.
To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law.2

iii.
The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for informational purposes only.

b.
Oversight of the Company’s Relationship with the Independent Accountants

i.
To obtain and review a report from the independent accountants at least annually regarding:

1.
the independent accountants’ internal quality-control procedures;

2.
any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

3.
any steps taken to deal with any such issues; and

4.
all relationships between the independent accountants and the Company.

ii.
To evaluate the qualifications, performance and independence of the independent accountants, including the following:

1.
evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

2.
considering whether the accountant’s quality controls are adequate;

3.
considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and

4.
taking into account the opinions of management and the internal accounting staff  (or other personnel responsible for the internal audit function). The Audit Committee shall present its conclusions with respect to the independent accountants to the Board of Directors.

2
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Company by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Company’s independent accountants to the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

iii.
To ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

iv.
To recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

v.
To discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

vi.
To consider the effect on the Company of:

1.
any changes in accounting principles or practices proposed by management or the independent accountants;

2.
any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls; and

3.
any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

vii.
To review a presentation by the independent accountants with respect to the Company’s qualification under Subchapter M of the Internal Revenue Code of 1986, as amended, and amounts distributed and reported to stockholders for federal tax purposes.

viii.
To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

ix.
To interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting.

c.
Financial Statements and Disclosure Matters

i.
To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

ii.
To review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

iii.
To meet with the Company’s independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

1.
to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

2.
to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

3.
to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

4.
to review with the independent accountants their opinions as to the fairness of the financial statements;

5.
to review and discuss quarterly reports from the independent accountants relating to:

a.
all critical accounting policies and practices to be used;

b.
all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

c.
other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

6.
to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

iv.
To prepare the report required by the SEC to be included in the Company’s annual proxy statement.

d.
Compliance Oversight

i.
To obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

ii.
To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations.

iii.
To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

1.
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

2.
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

iv.
To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

v.
To discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

vi.
To review with both management and the Company’s independent accountants all related party transactions or dealings with parties related to the Company.

vii.
To review and discuss with management and the Company’s independent accountants all off-balance sheet transactions and obligations.

e.
Oversight of the Company’s Internal Audit Function

i.
To recommend to the Board of Directors the appointment of the Company’s principal accounting officer and principal financial officer.

ii.
To establish and annually review the Company’s procedures for: (i) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

iii.
To consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act.

iv.
To review any alleged violations under the Company’s Code and to make any recommendations to the Board of Directors as it deems appropriate.

v.
To require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters.

vi.
To review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

vii.
To discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

f.
Other

i.
Review and assess the adequacy of this Charter of the Audit Committee annually and submit any proposed modifications to the Board of Directors for submission to stockholders at an annual meeting for approval.

ii.
To report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

iii.
With the assistance of an independent valuation firm, aiding the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

iv.
To review and discuss with management the Company’s disaster-recovery plan, and the implementation thereof by management, including electronic back-up systems and off-site data recovery and storage facilities.

V.   Meetings
Subject to the Bylaws and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit

Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.
One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Approved: December 5, 2018.

Appendix B
Nominating and Corporate Governance Committee Charter
MONROE CAPITAL INCOME PLUS CORPORATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
Purpose
The purpose of the Nominating and Corporate Governance Committee is to assist the full Board of Directors (the “Board”) in fulfilling its responsibilities to assure that Monroe Capital Income Plus Corporation (the “Corporation”) is governed in a manner consistent with the interests of the stockholders of the Corporation and in compliance with applicable laws, regulations, rules and orders. Without limiting the foregoing, the Nominating and Corporate Governance Committee shall advise the Board with respect to: (i) select qualified nominees to be elected to the Board by the Corporation’s stockholders at the annual stockholder meeting; (ii) select qualified nominees to fill any vacancies on the Board (consistent with criteria approved by the Board); (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; (iv) oversee the evaluation of the Board and management; (v) undertake succession planning for the executive officers of the Corporation; and (vi) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee.
Committee Membership
The Nominating and Corporate Governance Committee is appointed by the Board of the Corporation annually. The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board shall determine from time to time, such number not to be less than two (2). The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are Directors of the Corporation who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Corporation; (ii) are “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Stock Market, LLC (“Nasdaq”) listing rules (the “Nasdaq Listing Rules”), as if the Corporation had securities listed on the Nasdaq Global Select Market); and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board. The Board shall designate the members of the Nominating and Corporate Governance Committee. The Board shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee, including the Chair thereof, shall be appointed annually by the Board.
Authority
In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants; provided, however, that the Nominating and Corporate Governance Committee shall keep the Company’s Chief Executive Officer advised as to the general range of anticipated fees and expenses of such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.
Additional Resources
Subject to the approval of the Board, the Nominating and Corporate Governance Committee shall have the right to use reasonable amounts of time of the Corporation’s independent registered public accounting firm, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Nominating and Corporate Governance Committee in connection with its responsibilities. The Nominating and Corporate Governance Committee shall keep the Corporation’s Chief Executive Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board in advance for any expenditures.
Responsibilities
The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee, however, may diverge from these responsibilities and/or may assume such other responsibilities as the Board may delegate from time to time and/or as the Nominating and Corporate Governance Committee may deem necessary or appropriate from time to time in performing its functions in accordance with the Bylaws and other governance documents of the Corporation and in accordance with applicable law. The Nominating and Corporate Governance Committee shall:
A.
Board of Directors

a.
Evaluate periodically the desirability of, and recommend to the Board, any changes in the size and composition of the Board.

b.
Select and evaluate directors in accordance with the general and specific criteria set forth below or determined as provided below:

c.
General Criteria.   Director selection should include at least enough Independent Directors to comply with the rules and regulations of Nasdaq as well as applicable regulations, rules and order of the SEC. Such Independent Directors should have appropriate skills, experiences and other characteristics. Subject to the right of the Nominating and Corporate Governance Committee and the Board to decide otherwise when deemed appropriate, the Chief Executive Officer of the Corporation generally should be a director and, depending upon the circumstances, certain other members of management, as well as certain individuals having relationships with the Corporation that prevent them from being Independent Directors, may also be appropriate members of the Board. Each director should:

i.
Be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

ii.
Be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

iii.
Be willing and able to devote sufficient time to the affairs of the Corporation and be diligent in fulfilling the responsibilities of a member of the Board and a member of any committees thereof  (including developing and maintaining sufficient knowledge of the Corporation and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board and any committee thereof; preparing for, attending and participating in meetings of the Board and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

iv.
Have the capacity and desire to represent the balanced, best interests of the stockholders of the Corporation as a whole and not primarily a special interest group or constituency.

d.
Specific Criteria.   In addition to the foregoing general criteria, the Nominating and Corporate Governance Committee shall develop, reevaluate at least annually and modify as appropriate a set of specific criteria outlining the skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), particular areas of expertise, specific backgrounds, and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and its committees.

i.
These specific criteria should take into account any particular needs of the Corporation based upon its business, size, ownership, growth objectives, community, customers and other characteristics and may be adjusted and refocused from time to time as these Corporation characteristics change and evolve.

ii.
The Nominating and Corporate Governance Committee should consider periodically complementary skills or other attributes, which may not be represented on the Board, that would be useful to the Board as it fulfills its duties.

e.
Evaluate each new director-candidate and each incumbent director before recommending that the Board nominate or re-nominate such individual for election or reelection (or that the Board elect such individual on an interim basis) as a director based upon the extent to which such individual satisfies the general criteria above and will contribute significantly to satisfying the overall mix of specific criteria identified above. Each annual decision to re-nominate an incumbent director should be based upon a careful consideration of such individual’s contributions, including the value of his or her experience as a director of the Corporation, the availability of new director-candidates who may offer unique contributions, and the Corporation’s changing needs.

f.
Diligently seek to identify potential director-candidates who will strengthen the Board and will contribute to the overall mix of specific criteria identified above. This process should include establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee shall have authority to retain and terminate any search firm used to identify director-candidates and to approve any such search firm’s fees and other terms of retention.

g.
Submit to the Board the candidates for director to be recommended by the Board for election at each annual meeting of stockholders and to be added to the Board at any other times due to any expansion of the Board, director resignations or retirements or otherwise.

h.
Monitor performance of the Board and its individual members based upon the general criteria and the specific criteria applicable to the Board and each of its members. If any serious issues are identified with any director, work with such director to resolve such issues or, if necessary, seek such director’s resignation or recommend to the Board such person’s removal.

B.
Board Committees

a.
Evaluate at least annually the performance, authority, operations, charter and composition of each standing or ad hoc committee of the Board (including any authority of a committee to delegate to a subcommittee) and the performance of each committee member and recommend any changes considered appropriate in the authority, operations, charter, number or membership of each committee.

b.
Submit to the Board annually (and at any additional times that any committee members are to be selected) recommendations regarding candidates for membership on each committee of the Board. The Nominating and Corporate Governance Committee will coordinate closely with the full Board as to the selection of an Independent Director who qualifies to serve on the Audit Committee as a designated “audit committee financial expert.”

C.
Evaluation of and Succession Planning for Chief Executive Officer and Other Executive Officers

a.
Assist the Board in evaluating the performance of and other factors relating to the retention of the Chief Executive Officer. Assist the Board in overseeing the evaluation of the performance of other executive officers. It is recognized that, subject to oversight by the Board and the Nominating and Corporate Governance Committee, the Chief Executive Officer will have primary responsibility for evaluating the performance of the other executive officers of the Corporation.

b.
Develop and periodically review and revise as appropriate, a management succession plan and related procedures. Consider and recommend to the Board candidates for successor to the Chief Executive Officer of the Corporation and, with appropriate consideration of the Chief Executive Officer’s recommendations, candidates for successors to other executive officers, in each case when vacancies shall occur in those offices.

D.
Corporate Governance

a.
Monitor and make recommendations to the Board on matters of Corporation policies and practices relating to corporate governance.

b.
Review and make recommendations to the Board regarding proposals of stockholders that relate to corporate governance.

E.
Other Matters

a.
Perform such other duties and responsibilities as may be assigned to the Nominating and Corporate Governance Committee, from time to time, by the Board of the Corporation and/or the Chairman of the Board, or as designated in Corporation documents.

Meetings
Subject to the Bylaws and resolutions of the Board, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of the Chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee’s meetings unless the Board shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Nominating and Corporate Governance Committee may invite any Director who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.

One third, but not less than two, of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Approved: December 5, 2018

Appendix C
Code of Business Conduct and Ethics
MONROE CAPITAL INCOME PLUS CORPORATION

SARBANES-OXLEY ACT OF 2002
CODE OF BUSINESS CONDUCT AND ETHICS

SARBANES-OXLEY ACT OF 2002
CODE OF BUSINESS CONDUCT AND ETHICS

SARBANES-OXLEY ACT OF 2002
CODE OF BUSINESS CONDUCT AND ETHICS
I.   INTRODUCTION
Section 406 of the Sarbanes-Oxley Act of 2002 (“SOX”) and Item 406 of Regulation S-K require that public companies disclose whether they have adopted a code of business conduct and ethics for senior financial officers and, if not, to explain why not. A code of business conduct and ethics for this purpose is defined as a document setting forth standards that are reasonably designed to deter wrongdoing and to promote, among other matters, honest and ethical conduct, full and accurate disclosures in SEC filings and other public communications, and compliance with applicable laws, rules and regulations.
Ethics are important to Monroe Capital Income Plus Corporation (the “Corporation,” “our,” “us” or “we”) and to its management. The Corporation is committed to the highest ethical standards and to conducting its business with the highest level of integrity.
All officers, directors, and employees of the Corporation and all officers, directors and employees of Monroe Capital BDC Advisors LLC, as the Corporation’s investment adviser (the “Adviser”), when acting on behalf of the Corporation or the Adviser in its capacity as the Corporation’s investment adviser (such individuals collectively referred to as the “Covered Persons,” and individually, “you”), are responsible for maintaining this level of integrity and for complying with the policies contained in this Code of Business Conduct and Ethics (the “Code”). If you have a question or concern about what is proper conduct for you or anyone else, please raise these concerns with any member of the Corporation’s management, or follow the procedures outlined in applicable sections of this Code.
II.   PURPOSE OF THE CODE
This Code is intended to:
•
help you recognize ethical issues and take the appropriate steps to resolve these issues;

•
deter ethical violations;

•
assist you in reporting any unethical or illegal conduct; and

•
reaffirm and promote our commitment to a corporate culture that values honesty and accountability.

All Covered Persons will acknowledge in writing that they have received a copy of this Code, read it, and understand that the Code contains our expectations regarding their conduct.
III.   CONFLICTS OF INTEREST
You must avoid any conflict, or the appearance of a conflict, between your personal interests and our interests. A conflict exists when your personal interests in any way interfere — or even appear to interfere — with our interests, or when you take any action or have any interests that may make it difficult for you to perform your job objectively and effectively. For example, a conflict of interest probably exists if:
•
you cause us or the Adviser to enter into business relationships with you or a member of your family, or invest in companies affiliated with you or a member of your family;

•
you, or a member of your family, receive improper personal benefits as a result of your position with us or the Adviser;

•
you use any nonpublic information about us or the Adviser, our customers or our other business partners for your personal gain, or the gain of a member of your family; or

•
you use or communicate confidential information obtained in the course of your work for your or another’s personal benefit.

IV.   CORPORATE OPPORTUNITIES
Each of us has a duty to advance the legitimate interests of the Corporation when the opportunity to do so presents itself. Therefore, you may not:
•
take for yourself personally opportunities, including investment opportunities, discovered through the use of your position with us or the Adviser, or through the use of either’s property or information;

•
use our or the Adviser’s property, information, or position for your personal gain or the gain of a family member; or

•
compete, or prepare to compete, with us or the Adviser.

V.   CONFIDENTIALITY
You must not disclose confidential information regarding us, the Adviser, our affiliates, our lenders, our clients or our other business partners, unless disclosure is authorized or required by law. Confidential information includes all non-public information that might be harmful to, or useful to the competitors of, the Corporation, its affiliates, its lenders, its clients or its other business partners. This obligation continues even after you leave the Corporation, until the information becomes publicly available.
VI.   FAIR DEALING
You must endeavor to deal fairly with our customers, suppliers and business partners, or any other companies or individuals with whom we do business or come into contact with, including fellow employees and our competitors. You must not take unfair advantage of these or other parties by means of:
•
manipulation;

•
concealment;

•
abuse of privileged information;

•
misrepresentation of material facts; or

•
any other unfair-dealing practice.

VII.   PROTECTION AND PROPER USE OF CORPORATION ASSETS
Our assets are to be used only for legitimate business purposes. Theft, carelessness and waste have a direct impact on our profitability. You should protect our assets and ensure they are used efficiently.
Incidental personal use of telephones, fax machines, copy machines, personal computers and similar equipment is generally allowed if there is no significant added cost to us, if it does not interfere with your work duties and if such use is not related to an illegal activity or to any outside business.
VIII.   COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS
All Covered Persons have a duty to comply with all laws, rules and regulations that apply to our business, including those relating to insider trading. Please talk to our Chief Compliance Officer if you have any questions about how to comply with the above regulations and other laws, rules and regulations.
In addition, we expect you to comply with all of our policies and procedures that apply to you. We may modify or update our policies and procedures in the future, and may adopt new company policies and procedures from time to time. You are also expected to observe the terms of any confidentiality agreement, employment agreement or other similar agreement that applies to you.
IX.   EQUAL OPPORTUNITY, HARASSMENT
We are committed to providing equal opportunity in all of our employment practices including selection, hiring, promotion, transfer and compensation of all qualified applicants and employees without regard to race, color, sex or gender, sexual orientation, religion, age, national origin, handicap, disability, citizenship status, marital status or any other status protected by law. With this in mind, there are certain behaviors that will not be tolerated. These include harassment, violence, intimidation, and discrimination of any kind involving race, color, sex or gender, sexual orientation, religion, age, national origin, handicap, disability, citizenship status, marital status or any other status protected by law.
X.   ACCURACY OF CORPORATION RECORDS
We require honest and accurate recording and reporting of information in order to make responsible business decisions. This includes data such as quality, safety and personnel records, as well as financial records.
All financial books, records and accounts must accurately reflect transactions and events, and conform both to required accounting principles and to our system of internal controls.
XI.   RETAINING BUSINESS COMMUNICATIONS
The law requires us to maintain certain types of corporate records, usually for specified periods of time. Failure to retain those records for those minimum periods could subject us to penalties and fines, cause the loss of rights, obstruct justice, place us in contempt of court or seriously disadvantage us in litigation.
From time to time, we establish retention or destruction policies to ensure legal compliance. We expect you to fully comply with any published records retention or destruction policies, provided that you should note the following exception: If you believe, or we inform you, that our records are relevant to any litigation or governmental action, or any potential litigation or action, then you must preserve those records until we determine the records are no longer needed. This exception supersedes any previously or subsequently established destruction policies for those records. If you believe this exception may apply, or have any questions regarding the possible applicability of this exception, please contact our Chief Compliance Officer.
XII.   POLITICAL CONTRIBUTIONS
No funds of the Corporation may be given directly to political candidates. You may, however, engage in political activity with your own resources on your own time, subject, however, to any restrictions or reporting requirements contained in the Adviser’s policies.
XIII.   MEDIA RELATIONS
We must speak with a unified voice in all dealings with the press and other media. As a result, our Chief Executive Officer or our Investor Relations personnel are the only contact for media seeking information about the Corporation. Any requests from the media must be referred to our Chief Executive Officer or our Investor Relations personnel.
XIV.   INTELLECTUAL PROPERTY INFORMATION
Information generated in our business is a valuable asset. Protecting this information plays an important role in our growth and ability to compete. Such information includes business and research plans; objectives and strategies; trade secrets; unpublished financial information; salary and benefits data; lender and other business partner lists. Employees who have access to our intellectual property information are obligated to safeguard it from unauthorized access and are prohibited from:
•
disclosing this information to persons outside of the Corporation;

•
using this information for personal benefit or the benefit of persons outside of the Corporation; and

•
sharing this information with other employees except on a legitimate “need to know” basis.

XV.   INTERNET AND E-MAIL POLICY
We provide an e-mail system and Internet access to certain of our employees to help them do their work. You may use the e-mail system and the Internet only for legitimate business purposes in the course of your duties. Incidental and occasional personal use is permitted, but never for personal gain or any improper use. Further, you are prohibited from discussing or posting information regarding the Corporation in any external electronic forum, including Internet chat rooms or electronic bulletin boards.
XVI.   REPORTING VIOLATIONS AND COMPLAINT HANDLING
You are responsible for compliance with the rules, standards and principles described in this Code. In addition, you should be alert to possible violations of the Code by the Corporation’s or the Adviser’s employees, officers and directors, and you are expected to report a violation promptly. Normally, reports should be made to one’s immediate supervisor. Under some circumstances, it may be impractical or you may feel uncomfortable raising a matter with your supervisor. In those instances, you are encouraged to contact our Chief Compliance Officer who will investigate and report the matter to our Chief Executive Officer and/or the Board of Directors, as the circumstance dictates. You will also be expected to cooperate in an investigation of a violation.
Anyone who has a concern about the Corporation’s or the Adviser’s conduct, the conduct of an officer of the Corporation or the Adviser or our accounting, internal accounting controls or auditing matters, may communicate that concern to the Audit Committee of the Board of Directors by direct communication with our Chief Compliance Officer or by email or in writing. All reported concerns shall be forwarded to the Audit Committee and will be simultaneously addressed by our Chief Compliance Officer in the same way that other concerns are addressed by us. The status of all outstanding concerns forwarded to the Audit Committee will be reported on a quarterly basis by our Chief Compliance Officer. The Audit Committee may direct that certain matters be presented to the full Board of Directors and may also direct special treatment, including the retention of outside advisers or counsel, for any concern reported to it.
All reports will be investigated and, whenever possible, requests for confidentiality shall be honored. While anonymous reports will be accepted, please understand that anonymity may hinder or impede the investigation of a report. All cases of questionable activity or improper actions will be reviewed for appropriate action, discipline or corrective actions. Whenever possible, we will keep confidential the identity of employees, officers or directors who are accused of violations, unless or until it has been determined that a violation has occurred.
There will be no reprisal, retaliation, or adverse action taken against any employee who, in good faith, reports or assists in the investigation of a violation or suspected violation, or who makes an inquiry about the appropriateness of an anticipated or actual course of action.
For reporting concerns about the Corporation’s or the Adviser’s conduct, the conduct of an officer of the Corporation or the Adviser, or about the Corporation’s or the Adviser’s accounting, internal accounting controls or auditing matters, you may use the following means of communication:
ADDRESS:
Monroe Capital Income Plus Corporation
311 South Wacker Drive, Suite 6400
Chicago, IL 60606

In the case of a confidential, anonymous submission, employees should set forth their concerns in writing and forward them in a sealed envelope to the Chair of the Audit Committee, in care of our Chief Compliance Officer, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only.”
XVII.   ADMINISTRATION OF THE CODE
The Chief Compliance Officer has overall responsibility for administering the Code and reporting on the administration of and compliance with the Code and related matters to our Board of Directors.

XVIII.   SANCTIONS FOR CODE VIOLATIONS
All violations of the Code will result in appropriate corrective action, up to and including dismissal. If the violation involves potentially criminal activity, the individual or individuals in question will be reported, as warranted, to the appropriate authorities.
XIX.   APPLICATION/WAIVERS
All directors, officers, and employees of the Corporation and the Adviser are subject to this Code.
Insofar as other policies or procedures of the Corporation or the Adviser govern or purport to govern the behavior or activities of all persons who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code.
Any amendment or waiver of the Code for an executive officer or member of our Board of Directors must be made by our Board of Directors and disclosed on a current report on Form 8-K filed with the Securities and Exchange Commission within four business days following such amendment or waiver.
XX.   REVISIONS AND AMENDMENTS
This Code may be revised, changed or amended at any time by our Board of Directors. Following any material revisions or updates, an updated version of this Code will be distributed to you, and will supersede the prior version of this Code effective upon distribution. We may ask you to sign an acknowledgement confirming that you have read and understood the revised version of the Code and that you agree to comply with the provisions.
Approved: December 5, 2018

ANNEX A
SARBANES-OXLEY ACT OF 2002 CODE OF BUSINESS CONDUCT AND ETHICS

Monroe Capital Income Plus Corporation
Acknowledgment Regarding
Sarbanes-Oxley Act of 2002 Code of Business Conduct and Ethics
I have received a copy of Monroe Capital Income Plus Corporation’s Sarbanes-Oxley Act of 2002 Code of Business Conduct and Ethics (the “Code”), read it and understand that the Code contains the expectations of Monroe Capital Income Plus Corporation regarding conduct. I agree to observe the policies and procedures contained in the Code and have been advised and understand that, if I have any questions or concerns relating to such policies or procedures, I have an obligation to report to the Audit Committee, the Chief Compliance Officer or other such designated officer, any suspected violations of the Code of which I am aware. I also understand that the Code is issued for informational purposes and that it is not intended to create, nor does it represent, a contract of employment.

Name (Printed)

Signature

Date
The failure to read and/or sign this acknowledgement in no way relieves you of your responsibility to comply with the Code.
This acknowledgement is to be signed and returned to our Chief Compliance Officer and will be retained as part of your permanent personnel file.
Annex A-1

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free **1-866-227-7300** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Monroe Capital Income Plus Corporation

311 SOUTH WACKER DRIVE, SUITE 6400
CHICAGO, ILLINOIS 60606

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Theodore L. Koenig and Aaron D. Peck, or any of them, and each with full power of substitution, as proxies, and each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Monroe Capital Income Plus Corporation held of record by the undersigned on April 22, 2019, at the Annual Meeting of Stockholders to be held at 10:30 a.m. Central time, at 311 South Wacker Drive, 2nd Floor - The Van Buren Boardroom, Chicago, Illinois 60606, on June 19, 2019, or any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR the Proposal.

The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-227-7300**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2019. THE PROXY STATEMENT AND 2018 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE TO STOCKHOLDERS AT:
www.proxyonline.com/docs/monroecapitalincpluscorp2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Monroe Capital Income Plus Corporation

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the Proposal. The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

1. The election of the following person to serve as a Class I Director for a term of three years and until his respective successor has been duly elected and qualified.

	FOR	WITHHOLD
1.1 David Eaton	○	○

`MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP. ☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]